DISCO Announces Fourth Quarter and Fiscal Year 2023 Financial Results

Fourth Quarter 2023 Total Revenue of $35.7 Million, A Year over Year Increase of 10%
AUSTIN, Texas - February 22, 2024 - CS Disco, Inc. (“DISCO”) (NYSE: LAW) today announced financial results for its fourth quarter and fiscal year ended December 31, 2023.

“We were pleased to end 2023 with a 9% increase in customer count and double digit revenue growth in the fourth quarter,” said Scott Hill, Chief Executive Officer. “I am proud of what our team has been able to accomplish during a challenging year, including deploying key enhancements to our core platform, developing innovative AI capabilities, establishing our India operation and delivering sequential revenue growth every quarter. As we turn to 2024, we are focused on continuing to re-accelerate our revenue growth, investing to enhance our software offerings including advancing our innovative Cecilia capabilities, and strengthening our operating framework to improve our efficiency and profitability.”

Fourth Quarter 2023 Financial Highlights:

•Total revenue was $35.7 million, up 10% compared to the fourth quarter of 2022.
•GAAP net loss was $5.8 million, compared to $18.7 million in the fourth quarter of 2022.
•Adjusted EBITDA was ($1.0) million, compared to ($11.2) million in the fourth quarter of 2022.

Fiscal Year 2023 Financial Highlights:

•Total revenue was $138.1 million, up 2% compared to fiscal year 2022.
•GAAP net loss was $42.2 million, compared to $70.8 million in fiscal year 2022.
•Adjusted EBITDA was ($25.9) million, compared to ($44.5) million in fiscal year 2022.

Recent Business Highlights:

•Customer Count: DISCO grew to 1,441 customers as of December 31, 2023, a 9% increase compared to December 31, 2022.
•Launch of Cecilia AI Platform: DISCO announced the general availability of its Cecilia AI platform, a comprehensive suite of features that includes Cecilia Q&A and Cecilia Timelines. Cecilia Q&A can answer questions using the data included in a customer’s database, providing clear citations to sources within the database. Cecilia Timelines allows attorneys to automatically create smart timelines at the start of a matter and produce comprehensive reviews with facts succinctly summarized.
•New Product Features: DISCO released deeper integration capabilities between Timelines and DISCO Ediscovery; new capabilities to track user activity and last accessed user information; production sharing, which allows lawyers to securely and easily send legal productions to a third party; and work-product protections which allows users to keep work confidential from document viewers.

First Quarter and Full Year 2024 Financial Outlook

As of February 22, 2024, DISCO is issuing the following outlook for the first quarter of 2024 and fiscal year 2024:

First quarter of 2024:

•Software revenue in the range of $29.5 - $30.5 million.
•Total revenue in the range of $34.5 - $36.5 million.
•Adjusted EBITDA in the range of ($8.0) - ($6.0) million.

Fiscal year 2024:

•Software revenue in the range of $120.0 - $127.0 million.
•Total revenue in the range of $143.0 - $155.0 million.
•Adjusted EBITDA in the range of ($26.0) - ($19.0) million.

DISCO’s first quarter and fiscal year 2024 financial outlook is based on assumptions that are subject to change, many of which are outside of its control. If actual results vary from these assumptions, these expectations may change. There can be no assurance that DISCO will achieve these results.

Reconciliation of Adjusted EBITDA on a forward-looking basis to net loss, the most directly comparable GAAP measure, is not available without unreasonable efforts due to the high variability and complexity and low visibility with respect to the charges excluded from this non-GAAP measure; in particular, the effects of stock-based compensation expense specific to equity compensation awards that are directly impacted by unpredictable fluctuations in DISCO’s stock price. DISCO expects the variability of the above charges to have a significant, and potentially unpredictable, impact on its future GAAP financial results.

Conference Call Information

DISCO will host a conference call and webcast at 4:00 p.m. CT (5:00 p.m. ET) today, February 22, 2024, to discuss its fourth quarter and fiscal year 2023 financial results and business highlights. The conference call can be accessed by dialing (888) 596-4144 from the United States or +1 (646) 968-2525 internationally with conference ID 8394292. The live webcast of the conference call and other materials related to DISCO’s financial performance can be accessed from DISCO’s investor relations website at ir.csdisco.com.

Following the completion of the call until 10:59 p.m. CT (11:59 p.m. ET) on Thursday, March 14, 2024, a telephone replay will be available by dialing (800) 770-2030 from the United States, +1 (609) 800-9909 internationally with conference ID 8394292. A webcast replay will also be available at ir.csdisco.com for 12 months.

About DISCO

DISCO (NYSE: LAW) provides cloud-native, artificial intelligence-powered legal product offerings that simplify legal hold, legal request, ediscovery, legal document review and case management for enterprises, law firms, legal services providers and governments. Our scalable, integrated product offerings enable legal departments to easily collect, process and review enterprise data that is relevant or potentially relevant to legal matters.

References to “DISCO,” the “Company,” “our” or “we” in this press release refer to CS Disco, Inc. and its subsidiaries on a consolidated basis.

Use of Non-GAAP Financial Measures

DISCO uses the following non-GAAP financial measures: Adjusted EBITDA, Adjusted EBITDA margin; non-GAAP cost of revenue; non-GAAP gross profit; non-GAAP gross margin; non-GAAP research and development expense; non-GAAP research and development expense as a percentage of revenue; non-GAAP sales and marketing expense; non-GAAP sales and marketing expense as a percentage of revenue; non-GAAP general and administrative expense; non-GAAP general and administrative expense as a percentage of revenue; non-GAAP loss from operations; non-GAAP operating margin; non-GAAP net loss attributable to common stockholders, non-GAAP net loss attributable to common stockholders per share (basic and diluted) and non-GAAP net loss attributable to common stockholders as a percentage of revenue. Management believes that these non-GAAP financial measures are useful measures of operating performance because they exclude items that DISCO does not consider indicative of its core performance.

In the case of Adjusted EBITDA and Adjusted EBITDA margin, DISCO adjusts net loss for such items as depreciation and amortization expense; income tax provision; interest and other, net; stock-based compensation expense; payroll tax expense on employee stock transactions; CEO Performance Award issuance expense; unoccupied lease expense; restructuring charges; acquisition revaluation expense; expenses associated with stockholder litigation; and other one-time, non-recurring items, when applicable. In the case of non-GAAP cost of revenue, non-GAAP gross profit and non-GAAP gross margin, DISCO adjusts the respective GAAP balances for stock-based compensation expense. In the case of non-GAAP research and development expense, non-GAAP research and development expense as a percentage of revenue, non-GAAP sales and marketing expense and non-GAAP sales and marketing expense as a percentage of revenue, DISCO adjusts the respective GAAP balances for stock-based compensation expense, restructuring charges, and other one-time, non-recurring items, when applicable. In the case of non-GAAP general and administrative expense, non-GAAP general and administrative expense as a percentage of revenue, non-GAAP loss from operations, non-GAAP operating margin, non-GAAP net loss attributable to common stockholders, non-GAAP net loss attributable to common stockholders per share (basic and diluted) and non-GAAP net loss attributable to common stockholders as a percentage of revenue, DISCO adjusts the respective GAAP balances for stock-based compensation expense, CEO Performance Award issuance expense, unoccupied lease expense, restructuring charges, acquisition revaluation expense, expenses associated with stockholder litigation, and other one-time, non-recurring items, when applicable.

There are limitations associated with the use of these non-GAAP financial measures. These non-GAAP financial measures are not prepared in accordance with GAAP, do not reflect a comprehensive system of accounting and may not be completely comparable to similarly titled measures of other companies due to potential differences in the exact method of calculation between companies. Certain items that are excluded from these non-GAAP financial measures can have a material impact on operating loss and net loss. As a result, these non-GAAP financial measures have limitations and should be considered in addition to, not as a substitute for or superior to, the closest GAAP measures, or other financial measures prepared in accordance with GAAP.

DISCO's management uses these non-GAAP measures as measures of operating performance; to prepare DISCO's annual operating budget; to allocate resources to enhance the financial performance of DISCO's business; to evaluate the effectiveness of DISCO's business strategies; to provide consistency and comparability with past financial performance; to facilitate a comparison of DISCO's results with those of other companies, many of which use similar non-GAAP financial measures to supplement their GAAP results; and in communication with DISCO’s board of directors concerning financial performance.

Forward-Looking Statements

This press release contains forward-looking statements, including, among other things, statements regarding DISCO’s future financial performance. Words such as “may,” “should,” “will,” “believe,” “expect,” “anticipate,” “target,” “project,” and similar phrases that denote future expectation or intent regarding DISCO’s financial results, operations, and other matters are intended to identify forward-looking statements. You should not rely upon forward-looking statements as predictions of future events.

The outcome of the events described in these forward-looking statements is subject to known and unknown risks, uncertainties, and other factors that may cause DISCO’s actual results, performance, or achievements to differ materially, including (i) our history of operating losses; (ii) our limited operating history; (iii) our ability to maintain and advance our innovation and brand; (iv) our ability to effectively add new customers; (v) our ability to effectively increase usage and penetration with our existing customer base; (vi) our ability to expand our sales coverage and establish a digital sales channel; (vii) our ability to expand internationally; (viii) our ability to extend and strengthen our channel partnerships and integrations; (ix) our ability to expand our offering portfolio to a wider range of legal processes outside of our current core offerings; (x) our dependence on revenue from customer usage, which fluctuates based on the timing of and activity driven by legal matters for which our product offerings are used, and any shortfall of large matters on our platform; (xi) our ability to pursue strategic acquisitions and strategic investments to expand the functionality and value of our product offerings; (xii) our ability to comply or remain in compliance with laws and regulations that currently apply or become applicable to our business in the jurisdictions in which we operate; (xiii) the potential that our computer or electronic systems, applications or services, or those of any third parties on whom we depend, fail or suffer security or data privacy breaches or other unauthorized or improper access to, use of, or destruction of our proprietary or confidential data, employee data, or personal data; (xiv) our ability to compete effectively with existing competitors and new market entrants; (xv) the impact of fluctuations in general macroeconomic conditions, such as the current inflationary environment and fluctuating interest rates; and (xvi) the impact that global events, such as the Russia-Ukraine and Israel-Hamas wars and any related economic downturn could have on our or our customers’ businesses, financial condition and results of operations.

The forward-looking statements contained in this press release are also subject to additional risks, uncertainties, and factors, including those more fully described in our filings with the Securities and Exchange Commission (“SEC”), including our Quarterly Report on Form 10-Q for the quarter ended September 30, 2023, filed with the SEC on November 9, 2023. Further information on potential risks that could affect actual results will be included in the subsequent periodic and current reports and other filings that we make with the SEC from time to time, including our Annual Report on Form 10-K for the year ended December 31, 2023.

Forward-looking statements represent DISCO’s management’s beliefs and assumptions only as of the date such statements are made. We undertake no obligation to update any forward-looking statements made in this press release to reflect events or circumstances after the date of this press release or to reflect new information or the occurrence of unanticipated events, except as required by law.

Investor Relations Contact
IR@csdisco.com

CS DISCO, INC.
Consolidated Balance Sheets
(in thousands, except par value amounts)

	December 31,
	2023	2022
Assets
Current assets:
Cash and cash equivalents	$159,551	$203,244
Accounts receivable, net	26,993	22,720
Other current assets	5,795	5,576
Total current assets	192,339	231,540
Property and equipment, net	9,663	7,507
Operating lease right-of-use assets	8,143	9,824
Primary law intangible asset, net	14,000	—
Other intangible assets, net	681	962
Goodwill	5,898	5,898
Other assets	823	591
Total assets	$231,547	$256,322
Liabilities and stockholders’ equity
Current liabilities:
Accounts payable	$5,234	$8,485
Accrued expenses	5,502	4,705
Accrued salary and benefits	6,230	3,536
Deferred revenue	4,285	4,100
Operating leases	1,826	1,902
Finance leases	41	39
Total current liabilities	23,118	22,767
Operating leases, non-current	7,136	8,770
Finance leases, non-current	158	199
Other liabilities	800	950
Total liabilities	31,212	32,686
Commitments and contingencies
Stockholders’ equity
Preferred stock $0.005 par value, 100,000 shares authorized and no shares issued and outstanding as of December 31, 2023 and 2022	—	—
Common stock $0.005 par value, 1,000,000 shares authorized as of December 31, 2023 and 2022; 61,010 and 59,190 shares issued and outstanding as of December 31, 2023 and 2022, respectively	306	296
Additional paid-in capital	440,408	421,569
Accumulated deficit	(240,379)	(198,229)
Total stockholders’ equity	200,335	223,636
Total liabilities and stockholders’ equity	$231,547	$256,322

CS DISCO, INC.
Consolidated Statements of Operations and Comprehensive Loss
(in thousands, except per share amounts)

	Three Months Ended December 31,		Year Ended December 31,
	2023	2022	2023	2022
Revenue	$35,742	$32,537	$138,090	$135,190
Cost of revenue	8,693	8,071	34,948	34,163
Gross profit	27,049	24,466	103,142	101,027
Operating expenses:
Research and development	10,528	16,065	51,623	59,258
Sales and marketing	14,311	18,178	68,132	72,839
General and administrative	9,887	10,248	33,232	40,738
Total operating expenses	34,726	44,491	152,987	172,835
Loss from operations	(7,677)	(20,025)	(49,845)	(71,808)
Other income (expense)
Interest and other income	2,039	1,279	8,306	1,702
Interest and other expense	80	134	(168)	(473)
Loss from operations before income taxes	(5,558)	(18,612)	(41,707)	(70,579)
Income tax provision	(282)	(75)	(443)	(186)
Net loss attributable to common stockholders	$(5,840)	$(18,687)	$(42,150)	$(70,765)
Net loss per share attributable to common stockholders, basic and diluted	$(0.10)	$(0.32)	$(0.70)	$(1.20)
Weighted average shares used in computing net loss per share attributable to common stockholders, basic and diluted	60,810	59,096	60,139	58,753

CS DISCO, INC.
Consolidated Statements of Cash Flows
(in thousands)

	Year Ended December 31,
	2023	2022
Cash flow from operating activities:
Net loss	$(42,150)	$(70,765)
Adjustments to reconcile net loss to cash used in operations:
Depreciation and amortization	4,159	2,974
Stock-based compensation	16,158	21,737
Charge to allowance for credit losses	2,432	1,294
Loss (gain) on disposal of long-lived assets	41	(1)
Unoccupied lease charges	—	1,127
Remeasurement of contingent consideration	500	540
Non-cash operating lease costs	1,681	1,452
Changes in operating assets and liabilities:
Accounts receivable	(6,705)	(3,274)
Other current assets	(310)	(989)
Other long-term assets	(226)	(237)
Accounts payable	(4,091)	3,186
Accrued expenses and other	4,226	(4,199)
Deferred revenue	185	1,621
Operating lease liabilities	(1,710)	(614)
Other liabilities	279	134
Net cash used in operating activities	(25,531)	(46,014)
Cash flow from investing activities:
Purchases of property, equipment and capitalized internal-use software development costs	(4,859)	(4,378)
Purchase of primary law intangible asset	(14,000)	—
Proceeds from disposal of equipment	4	—
Cash paid for acquisitions	(1,180)	(5,310)
Net cash used in investing activities	(20,035)	(9,688)
Cash flow from financing activities:
Proceeds from public offering, net of underwriting discounts and commissions and other offering costs	—	(284)
Proceeds from exercise of stock options	543	4,059
Net proceeds from issuance of common stock under Employee Stock Purchase Plan	1,459	—
Repurchase of common stock related to net share settlement	(89)	(264)
Principal payments on finance lease obligations	(40)	(42)
Net cash provided by financing activities	1,873	3,469
Net increase (decrease) in cash and cash equivalents:	(43,693)	(52,233)
Cash and cash equivalents at beginning of period	203,244	255,477
Cash and cash equivalents at end of period	$159,551	$203,244

CS DISCO, INC.
Consolidated Statements of Cash Flows (continued)
(in thousands)

	Year Ended December 31,
	2023	2022
Supplemental disclosure:
Cash paid for taxes	$766	$397
Non-cash investing and financing activities:
Property and equipment included in accounts payable and accrued liabilities	$448	$240
Acquisition holdback	$—	$800
Contingent consideration related to acquisition	$481	$1,133

CS DISCO, INC.
Reconciliation from GAAP to Non-GAAP Results
(in thousands, except for percentages and per share amounts)

	Three Months Ended December 31,		Year Ended December 31,
	2023	2022	2023	2022
Net loss	$(5,840)	$(18,687)	$(42,150)	$(70,765)
Depreciation and amortization expense	1,148	895	4,159	2,974
Income tax provision	282	75	443	186
Interest and other, net	(2,119)	(1,413)	(8,138)	(1,229)
Stock-based compensation expense	4,947	7,344	16,158	21,737
Payroll tax expense on employee stock transactions	51	23	470	520
CEO Performance Award issuance expense	—	—	—	386
Unoccupied lease expense	—	—	—	1,127
Restructuring charges	—	—	2,590	—
Acquisition revaluation expense	500	540	500	540
Expenses associated with stockholder litigation	74	—	74	—
Adjusted EBITDA	$(957)	$(11,223)	$(25,894)	$(44,524)
Adjusted EBITDA margin	(3)%	(34)%	(19)%	(33)%

	Three Months Ended December 31,		Year Ended December 31,
	2023	2022	2023	2022
Cost of revenue	$8,693	$8,071	$34,948	$34,163
Non-GAAP adjustments:
Stock-based compensation expense	(264)	(270)	(1,036)	(938)
Non-GAAP cost of revenue	$8,429	$7,801	$33,912	$33,225
Non-GAAP gross profit	$27,313	$24,735	$104,178	$101,965
Non-GAAP gross margin	76%	76%	75%	75%

	Three Months Ended December 31,		Year Ended December 31,
	2023	2022	2023	2022
Research and development	$10,528	$16,065	$51,623	$59,258
Non-GAAP adjustments:
Stock-based compensation expense	(1,847)	(2,652)	(7,767)	(8,068)
Restructuring charges	—	—	(1,510)	—
Non-GAAP research and development	$8,681	$13,413	$42,346	$51,190
Non-GAAP research and development as a % of revenue	24%	41%	31%	38%

	Three Months Ended December 31,		Year Ended December 31,
	2023	2022	2023	2022
Sales and marketing	$14,311	$18,178	$68,132	$72,839
Non-GAAP adjustments:
Stock-based compensation expense	(1,338)	(1,232)	(5,366)	(4,186)
Restructuring charges	—	—	(648)	—
Non-GAAP sales and marketing	$12,973	$16,946	$62,118	$68,653
Non-GAAP sales and marketing as a % of revenue	36%	52%	45%	51%

	Three Months Ended December 31,		Year Ended December 31,
	2023	2022	2023	2022
General and administrative	$9,887	$10,248	$33,232	$40,738
Non-GAAP adjustments:
Stock-based compensation expense	(1,498)	(3,190)	(1,989)	(8,545)
CEO Performance Award issuance expense	—	—	—	(386)
Unoccupied lease expense	—	—	—	(1,127)
Restructuring charges	—	—	(432)	—
Acquisition revaluation expense	(500)	(540)	(500)	(540)
Expenses associated with stockholder litigation	(74)	—	(74)	—
Non-GAAP general and administrative	$7,815	$6,518	$30,237	$30,140
Non-GAAP general and administrative as a % of revenue	22%	20%	22%	22%

	Three Months Ended December 31,		Year Ended December 31,
	2023	2022	2023	2022
Loss from operations	$(7,677)	$(20,025)	$(49,845)	$(71,808)
Operating margin	(21)%	(62)%	(36)%	(53)%
Non-GAAP adjustments:
Stock-based compensation expense	4,947	7,344	16,158	21,737
CEO Performance Award issuance expense	—	—	—	386
Unoccupied lease expense	—	—	—	1,127
Restructuring charges	—	—	2,590	—
Acquisition revaluation expense	500	540	500	540
Expenses associated with stockholder litigation	74	—	74	—
Non-GAAP loss from operations	$(2,156)	$(12,141)	$(30,523)	$(48,018)
Non-GAAP operating margin	(6)%	(37)%	(22)%	(36)%

	Three Months Ended December 31,		Year Ended December 31,
	2023	2022	2023	2022
Net loss attributable to common stockholders	$(5,840)	$(18,687)	$(42,150)	$(70,765)
Non-GAAP adjustments:
Stock-based compensation expense	4,947	7,344	16,158	21,737
CEO Performance Award issuance expense	—	—	—	386
Unoccupied lease expense	—	—	—	1,127
Restructuring charges	—	—	2,590	—
Acquisition revaluation expense	500	540	500	540
Expenses associated with stockholder litigation	74	—	74	—
Non-GAAP net loss attributable to common stockholders	$(319)	$(10,803)	$(22,828)	$(46,975)
Non-GAAP net loss per share, basic and diluted	$(0.01)	$(0.18)	$(0.38)	$(0.80)
Weighted average shares used to compute basic and diluted net loss per share	60,810	59,096	60,139	58,753
Non-GAAP net loss attributable to common stockholders as a % of revenue	(1)%	(33)%	(17)%	(35)%